Date of Purchase
Fund Name
SSC Fund Code
Money Manager
CUSIP
Issuer
Broker
Underwriter(s)
Affiliated Underwriter in the
Syndicate
Amount of Purchase ($)
Amount of Offering ($)
Purchase Price Net of Fees and
Expenses
Offering Price at Close of First
Business Day
Commission, Spread or Profit
04/15/10
Russell Strategic Bond Fund
CH78
Goldman Sachs Asset Management, L.P.
05533AAA0
BBVA Bancomer SA Texas
Deutsche Bank
Deustche Bank Securities Inc, Goldman Sachs & Co,
BBVA Securities Inc.
Goldman, Sachs & Co.
$4,225,000
$1,000,000,000
$100.000
$100.000
0.20%
04/26/10
Russell Strategic Bond Fund
CH78
Goldman Sachs Asset Management, L.P.
62875UAA3
NBC Universal
J.P. Morgan
Bank of America Merrill Lynch,
Citigroup Global Markets Inc,
Goldman Sachs & Co, JP Morgan Securities,
Morgan Stanley, Bank of Tokyo Mitsubishi
Trust Co, Barclays Capital, Blaylock & Co Inc,
BNP Paribas, CastleOak Securities LP,
Credit Suisse, Deutsche Bank Securities Inc,
Loop Capital Markets LLC, Ramirez & Co Inc,
RBS Securities Corp, UBS Securities,
Wells Fargo & Co, Williams Capital Group LP
Goldman, Sachs & Co.
$1,825,000
$2,000,000,000
$98.845
$98.845
0.45%
06/21/10
Russell Strategic Bond Fund
CH78
Goldman Sachs Asset Management, L.P.
22303QAL4
Covidien Intl Finance SA
Morgan Stanley
Barclays Capital, Goldman Sachs & Co.,
Morgan Stanley, Bank of America Securities LLC,
BNP Paribas Securities Corp.,
Citigroup Global Markets Inc.,
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
$2,250,000
$600,000,000
$99.880
$99.880
0.55%
07/23/10
Russell Tax-Managed U.S. Large Cap Fund
CHF1
J.P. Morgan Investment Management Inc.
3741110
Apache Corporation
Goldman, Sachs & Co.
Goldman Sachs & Co, Bank of America
Merrill Lynch, Citigroup, J.P. Morgan
J. P. Morgan
$132,000
$2,024,000,000
$88.000
$88.000
2.64%
08/03/10
Russell Strategic Bond Fund
CH78
Goldman Sachs Asset Management, L.P.
74153QAH5
Pride International
Wachovia
Bank of America Merrill Lynch,
Citigroup Global Markets Inc,
Goldman Sachs & Co, Natixis/New York NY,
Wells Fargo & Co, BBVA Compass, HSBS Securities,
ING Bank NV/United States, JP Morgan Securities,
Scotia Capital Inc, Standard Chartered Bank (US),
UBS Securities LLC
Goldman, Sachs & Co.
$2,200,000
$900,000,000
$100.000
$100.000
0.74%
08/09/10
Russell Strategic Bond Fund
CH78
Goldman Sachs Asset Management, L.P.
032511BH9
Anadarko Petroleum Corp
JP Morgan Securities
Barclays Capital, Citigroup Global
Markets Inc, Credit Suisse, Deutsche
Bank Securities Inc, Goldman Sachs & Co,
JP Morgan, Morgan Stanley,
UBS Securities LLC
Goldman, Sachs & Co.
$2,575,000
$2,000,000,000
$100.000
$100.000
1.75%
09/07/10
Russell Strategic Bond Fund
CH78
Goldman Sachs Asset Management, L.P.
58405UAF9
Medco Health Solutions
Deutsche Bank
Deustche Bank Securities Inc,
Goldman Sachs & Co, Mitsubishi UFJ
Securities USA Inc, Bank of America Securities
LLC, Barclays Capital, Citigroup Global Markets Inc,
Daiwa Capital Markets America Inc, JP Morgan Securities,
KeyBanc Capital Markets, Mizuho Securities USA Inc,
PNC Capital Markets, RBS Securities Crop, Scotia
Capital Inc, UBS Securities, Wells Fargo Securities LLC
Goldman, Sachs & Co.
$2,050,000
$500,000,000
$99.967
$99.967
0.60%
09/07/10
Russell Strategic Bond Fund
CH78
Goldman Sachs Asset Management, L.P.
441060AL4
Hospira Inc
CitiGroup Global Markets
Citigroup Global Markets Inc,
Morgan Stanley, RBS Securities Corp,
Bank of America Merrill Lynch,
BTMU Capital Corp, Goldman Sachs & Co,
US Bank Capital Markets, Wells Fargo & Co
Goldman, Sachs & Co.
$1,875,000
$500,000,000
$99.481
$99.481
0.88%
09/15/10
Russell Strategic Bond Fund
CH78
Goldman Sachs Asset Management, L.P.
98310WAF5
Wyndham Worldwide
JP Morgan Securities
Banc of America Securities LLC,
Deutsche Bank Securities Inc,
JP Morgan Securities,
RBS Securities Inc, BBVA Securities Inc,
Credit Suisse Securities USA LLC,
Daiwa Capital Markets America Inc,
Goldman Sachs & Co, Mitsubishi UFJ Securities USA Inc,
nabSecurities LLC, Scotia Capital Inc,
US Bancorp Investments Inc
Goldman, Sachs & Co.
$1,700,000
$250,000,000
$99.949
$99.949
1.25%
09/22/10
Russell Strategic Bond Fund
CH78
Goldman Sachs Asset Management, L.P.
53117CAM4
Liberty Property LP
Wachovia
Banc of America Securities LLC,
Citigroup Global Markets Inc,
Wells Fargo Securities LLC, Goldman
Sachs & Co, JP Morgan Securities,
Morgan Stanley & co Inc,
RBS Securities Inc, Scotia Capital Inc,
SunTrust Robinson Humphrey Inc,
UBS Securities LLC, US
Bancorp Investments Inc
Goldman, Sachs & Co.
$3,975,000
$350,000,000
$99.763
$99.763
0.65%
09/27/10
Russell Strategic Bond Fund
CH78
Goldman Sachs Asset Management, L.P.
62875UAH8
NBC Universal
Morgan Stanley
Bank of America Merrill Lynch,
Citigoup Global Markets Inc,
Goldman Sachs & Co, JP Morgan
Securities, Morgan Stanley, Bank of
okyo-Mitsubishi UFJ, Barclays Capital,
Blaylock & co Inc, BNP Paribas,
CastleOak Securities LP, Credit Suisse,
Deutsche Bank Securities Inc, Loop Capital Markets
LLC, Samuel A Ramirez & Co Inc, UBS Securities,
Wells Fargo & Co, Williams capital Group LP
Goldman, Sachs & Co.
$3,375,000
$2,000,000,000
$99.975
$99.975
0.45%
09/28/10
Russell Strategic Bond Fund
CH78
Goldman Sachs Asset Management, L.P.
05565QBP2
BP Capital Markets
Citigroup
Barclays Capital, BNP Paribas
Securities Corp, Citigroup Global
Markets Inc, Goldman Sachs & Co,
HSBC Securities, Mizuho Securities USA
Inc, Morgan Stanley & Co Inc,
RBS Securities Inc, Santander
Investment Securities, Societe Generale,
Credit Suisse Securities USA LLC, Scotia
Capital Inc, SG Americas Securities LLC,
Standard Chartered Bank (US),
UBS Securities LLC
Goldman, Sachs & Co.
$2,275,000
$1,500,000,000
$99.451
$99.451
0.45%
09/30/10
Russell Strategic Bond Fund
CH78
Goldman Sachs Asset Management, L.P.
173080201
Citigroup Capital XIII
Morgan Stanley
Bank of America Merill Lynch,
JP Morgan, Morgan Stanley,
UBS Securities LLC, Wells Fargo & Co,
Barclays Capital, Commerz Financial
Products, Credit Suisse, Deutsche Bank
Securities Inc, Goldman Sachs & Co, HSBC
Securities, KKR Capital Markets LLC,
Lloyds TSB Bank PLC, SunTrust Robinson
Humphrey
Goldman, Sachs & Co.
$150,000
$2,246,000,000
$25.000
$25.000
0.79%